SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : DECEMBER 7TH, 2004

                          COMMISSION FILE NO. 000-49628

                           TELEPLUS ENTERPRISES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                                              90-0045023
-------------------------------                         -------------------
(STATE OR OTHER JURISDICTION OF                            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
       -------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  514-344-0778
                            -------------------------
                            (ISSUER TELEPHONE NUMBER)

            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
            ---------------------------------------------------------
                            (FORMER NAME AND ADDRESS)

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      In November 2004 the Board of Directors (the "Board") of TelePlus Enterprises, Inc. (the "Company") appointed American Stock Transfer & Trust Company ("AST") of NY, NY, as the Company's new transfer agent. AST replaces Transfer Online which was the Company's transfer agent up to that date.

On December 6th, 2004, the Company moved its corporate headquarters to 7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6 previously located at 465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6. The Company's new corporate offices are 5,000 SF (previously 3,000) and are secured through a five year lease arrangement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TelePlus Enterprises, Inc.

December 7, 2004

/s/ Marius Silvasan
--------------------
    Marius Silvasan
    Chief Executive Officer